UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850
(State or Other	(Commission File	(IRS Employer Identification No.)
Jurisdiction of	Number)
Incorporation)

101 Prospect Avenue, N.W., Cleveland, Ohio    44115
(Address of Principal Executive Offices)              (Zip Code)

Registrant’s telephone number, including area code: (216) 566-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

     On January 19, 2005, The Sherwin-Williams Company issued a press release regarding its sales results and updated earnings expectations for the fourth quarter and year ended December 31, 2004 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished with this Report.

	Exhibit No.	Exhibit Description

	99	Press Release of The Sherwin-Williams Company, dated January 19, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
January 20, 2005	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated January 19, 2005.

2